EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mass Hysteria Entertainment Company, Inc., (the “Company”) on Form 10-K/A for the year ending November 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Grodnik, Chief Executive Officer, Principal Executive Officer and Principal Accounting Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:.

   /s/ Daniel Grodnik      .

Daniel Grodnik

Chief Executive Officer, Chief Financial Officer and Sole Director

(Principal Executive Officer, Principal Financial Officer and

Principal Accounting Officer)

Date:  April 14, 2014

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.